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ARONSON & COMPANY                             700 KING FARM BOULEVARD, SUITE 300
                                                       ROCKVILLE, MARYLAND 20850
                                                              PHONE 301.231.6200
                                                                FAX 301.231.7630
                                                          www.aronsoncompany.com



                          INDEPENDENT AUDITORS' CONSENT


Board of Directors
Guardian Technologies International, Inc.
Dulles, Virginia

We consent to the use in this Amendment No. 1 to Form 8-K of Guardian Technologies International, Inc. of our report dated May 6, 2003 on the financial statements of RJL Marketing Services, Inc. for the period ended December 31, 2002.



/s/ ARONSON & COMPANY
---------------------
Rockville, Maryland
August 21, 2003